SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                 __________________________________________


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) October 25, 2000


                          FirstFed Financial Corp.
           (Exact name of registrant as specified in its charter)



     Delaware                        1-9566                        95-4087449
(State of Incorporation)      (Commission File No.)             (IRS Employer
                                                         (Identification No.)



401 Wilshire Boulevard, Santa Monica, California,                  90401-1490
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code              (310)319-6000




Total number of pages is 12
Index to Exhibit is on Page 3.

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Item 5.  Other Events.

On October 25, 2000, the registrant, FirstFed Financial Corp., issued a press release. A copy of this press release is attached and incorporated herein as Exhibit 99.

Item 7.  Financial Statements and Exhibits

      a)    Financial Statements of businesses acquired.

            Not applicable.

      b)    Pro forma financial information.

            Not applicable.

      c)    Exhibits

            99.  Press release dated October 25, 2000.



                            S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRSTFED FINANCIAL CORP.




Dated:  October 25, 2000            By:         /S/
                                          Douglas J. Goddard
                                          Chief Financial Officer



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                             INDEX TO EXHIBITS

Item                                                              Page

99                      Press Release dated October 25, 2000        4

           FIRSTFED REPORTS RESULTS FOR THE THIRD QUARTER OF 2000

      Santa Monica, California, October 25, 2000 --FirstFed Financial Corp. (NYSE-FED), parent company of First Federal Bank of California, today announced net earnings of $9.5 million or 54 cents per share of common stock for the third quarter of 2000, compared to earnings of $8.7 million or 46 cents per share before the extraordinary item recorded during the third quarter of 1999. Net earnings after the extraordinary item were $8.4 million or 44 cents per share for the third quarter of 1999. The extraordinary item during 1999 was due to a loss on the early extinguishment of debt. The increase in quarterly earnings compared to last year was due to growth in net interest income, offset by decreases in gain on sale of loans and real estate operations. All per share earnings are presented on a diluted basis.

      Net earnings for the first nine months of 2000 were $27.7 million or $1.58 per share, compared to earnings of $26.7 million or $1.36 per share for the first nine months of 1999 before the extraordinary item. Net earnings after the extraordinary item were $26.4 million or $1.34 per share for the first nine months of 1999. The increase in year-to-date net earnings resulted from the same factors that affected third quarter earnings.

      Loan originations were $854.9 million for the first nine months of 2000, compared to $745.2 million for the same period of the prior year. Loan purchases totaling $125.2 million and $122.1 million were included in loan originations during the first nine months of 2000 and the first nine months of 1999, respectively. Loan originations for the third quarter of 2000 were $228.8 million compared to $339.1 million during same quarter of last year. Loan purchases totaling $122.1 million were included in loan originations during the third quarter of 1999. There were no loan purchases during the third quarter of 2000. Average interest-earning assets increased to $4.1 billion and $3.9 billion for the third quarter and first nine months of 2000 from $3.5 billion for both the third quarter and first nine months of 1999.

      Income from real estate operations decreased during the third quarter and first nine months of 2000 due to decreased levels of foreclosed real estate during the periods. The Bank's level of foreclosures and delinquencies has continued to improve as a result of the strong Southern California economy and real estate market. Non-performing assets were 0.25% of total assets as of September 30, 2000 compared to 0.40% of total assets as of December 31, 1999 and 0.37% of total assets as of September 30, 1999.

      The Company recorded net loan charge-offs of $181 thousand during the third quarter of 2000 and net loan loss recoveries of $605 thousand during the first nine months of 2000. In comparison, net loan loss recoveries of $315 thousand were recorded during the third quarter of 1999 and net loan charge-offs of $898 thousand were recorded during the first nine months of 1999. The Company's general valuation allowance was $71.7 million or 1.91% of loans and real estate owned as of September 30, 2000, compared to $70.3 million or 2.15% as of December 31, 1999 and $69.3 million or 2.16% at September 30, 1999.

      The Company repurchased 821,500 shares of its common stock at an average price of $12.39 during the first nine months of 2000. No shares were repurchased during the third quarter of 2000. As of September 30, 2000, 889,016 shares remain eligible for under the Company's authorized repurchase program.

      At September 30, 2000, First Federal Bank met the capital requirements necessary to be deemed "well-capitalized" for regulatory capital purposes. It has 25 full-service retail banking offices and 4 retail loan offices.


                        KEY FINANCIAL RESULTS FOLLOW


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

                            FIRSTFED FINANCIAL CORP.
                               AND SUBSIDIARY
               CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                  (Dollars in thousands, except per share data)
                                (Unaudited)

                                     September 30,           December 31,
ASSETS                                   2000                   1999

Cash and cash equivalents              $  47,234               $ 101,807
Investment securities,
available-for-sale (at fair value)       142,375                 151,195
Mortgage-backed securities,
available-for-sale (at fair value)       381,074                 428,641
Loans receivable, held-for-sale
(fair value of $1,422 and $2,324)          1,422                   2,303
Loans receivable, net                  3,536,906               3,058,244
Accrued interest and dividends
receivable                                26,758                  21,825
Real estate                                2,031                   2,236
Office properties and equipment, net      11,045                  11,745
Investment in Federal Home Loan Bank
 (FHLB) stock, at cost                    76,700                  71,722
Other assets                              26,681                  19,607
                                      $4,252,226              $3,869,325

LIABILITIES

Deposits                              $2,159,879              $2,061,357
FHLB advances and other borrowings     1,469,000               1,169,000
Securities sold under agreements
to repurchase                            321,822                 363,635
Accrued expenses and other liabilities    52,298                  44,200
                                       4,002,999               3,638,192

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
Common stock, par value $.01 per share;
authorized 100,000,000 shares; issued
23,293,799 and 23,269,051 shares,
outstanding 17,226,309 and 18,023,061
shares                                       233                     233
Additional paid-in capital                31,725                  31,561
Retained earnings - substantially
restricted                               302,629                 274,946
Loan to employee stock ownership plan     (1,833)                 (1,759)
Treasury stock, at cost,
6,067,490 and 5,245,990 shares           (75,743)                (65,568)
Accumulated other comprehensive loss,
 net of taxes                             (7,784)                 (8,280)
                                         249,227                 231,133
                                      $4,252,226              $3,869,325



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

                         FIRSTFED FINANCIAL CORP.
                               AND SUBSIDIARY
         CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE EARNINGS
               (Dollars in thousands, except per share data)
                                 (Unaudited)

                                    Three  Months  Ended     Nine Months Ended
                                       September 30,           September 30,
                                   2000      1999             2000     1999

Interest income:
  Interest on loans                $  71,967 $  53,097     $  199,580  $160,428
  Interest on mortgage-backed
  securities                           6,064     6,443         18,302    21,095
  Interest and dividends on
  investments                          3,949     4,131         11,655    10,582
     Total interest income            81,980    63,671        229,537   192,105
Interest expense:
  Interest on deposits                25,832    21,141         73,470    65,073
  Interest on borrowings              29,458    18,235         77,230    52,353
     Total interest expense           55,290    39,376        150,700   117,426
Net interest income                   26,690    24,295         78,837    74,679
Provision for loan losses                  -         -              -         -
Net interest income after
 provision for losses                 26,690    24,295         78,837    74,679

Other income:
  Loan servicing and other fees          886       968          2,418     3,352
  Gain on sale of  loans                  19        111            22     1,198
  Real estate operations, net             58        685           496     2,513
   Other operating income                987      1,049         3,157     3,040
     Total other income                1,950      2,813         6,093    10,103

Non-interest expense
  Compensation                         6,775      6,664        20,214    20,291
  Occupancy                            2,022      1,877         5,999     5,767
  Goodwill amortization                  399        122           824       362
  Other expenses                       3,080      3,327        10,054    11,271
     Total non-interest expense       12,276     11,990        37,091    37,691

Earnings before income taxes and
  extraordinary item                  16,364     15,118        47,839    47,091
Income tax provision                   6,867      6,409        20,156    20,364
Earnings before extraordinary item     9,497      8,709        27,683    26,727

Extraordinary item
Loss on early extinguishment of
debt, net of taxes                         -       (351)            -     (351)
Net earnings                        $  9,497    $ 8,358      $ 27,683  $ 26,376

Other comprehensive earnings (loss),
 net of taxes                          3,049    (1,268)           496   (7,944)
Comprehensive earnings              $ 12,546    $7,090        $28,179  $18,432

Basic EPS:
  EPS before extraordinary item     $   0.55    $  0.46      $   1.59  $  1.37
  Extraordinary item                       -      (0.02)            -    (0.02)
  EPS after extraordinary item      $   0.55    $  0.44      $   1.59  $  1.35

Diluted EPS:
  EPS before extraordinary item     $   0.54    $  0.46      $   1.58  $  1.36
  Extraordinary item                       -      (0.02)            -    (0.02)
  EPS after extraordinary item      $   0.54    $  0.44       $  1.58  $  1.34


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


                KEY FINANCIAL RESULTS ARE HIGHLIGHTED BELOW

                                                 September 30,
                                         2000                    1999

End of period:
     Total assets                         $4,252,226             $ 3,762,145
     Cash and securities                  $  189,609             $   227,864
     Mortgage-backed securities           $  381,074             $   447,444
     Loans                                $3,538,328             $ 2,973,228
     Goodwill                             $   10,445             $       938
     Deposits                             $2,159,879             $ 2,004,212
     Borrowings                           $1,790,822             $ 1,491,283
     Stockholders' equity                 $  249,227             $   228,541
     Book value per share                 $    14.47             $     12.41
     Tangible book value per share        $    13.86             $     12.36
     Stock price (period-end)             $    23.00             $     17.38
     Total loan servicing portfolio       $4,325,125             $ 3,787,076
     Loans serviced for others            $  337,780             $   398,244
     % of Adjustable mortgages                 92.64%                  92.02%

Other data:
     Employees (full-time equivalent)            444                    466
     Branches                                     25                     24
     Loan Offices                                  4                      5


                                                September 30,
                                       2000                     1999
                                 (Dollars in thousands, except per share data)
Asset quality:
   Real estate (foreclosed)           $     1,998                  $   2,017
   Non-accrual loans                  $     8,456                  $  12,078
   Non-performing assets              $    10,454                  $  14,095
   Non-performing assets to total
   assets                                    0.25%                      0.37%
   General valuation allowance
   (GVA)                              $    71,713                  $  69,301
   GVA to assets with loss
   exposure *                                1.91%                      2.16%
   Loans sold with recourse           $   155,047                  $ 187,708
   GVA for loans sold with recourse   $    12,824                  $  12,824
   GVA to loans sold with recourse           8.27%                      6.83%
   Modified loans (not impaired)      $     1,306                  $     846
   Impaired loans, net                $     8,813                  $  11,644
   Allowance for impaired loans       $     1,792                  $   5,294

   Capital ratios:
   Tangible capital ratio                    5.69%                      7.08%
   Core capital ratio                        5.69%                      7.08%
   Risk-based capital ratio                 11.30%                     13.46%
   Net worth to assets ratio                 5.86%                      6.07%

*     Primarily the Bank's loans receivable

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

                                  Three Months Ended         Nine Months Ended
                                     September 30,             September 30,
                                2000            1999       2000           1999

Weighted average shares
outstanding
  Basic                         17,217,052   18,785,478  17,420,034  19,550,337
  Diluted                       17,441,026   18,946,508  17,566,316  19,723,254

Loan originations and purchases $  228,798   $  339,123  $  854,884  $  745,248

Selected ratios: **
   Expense ratios:
      Efficiency ratio               42.89%       44.41%      43.68%      45.09%
      Expense-to-average-assets ratio 1.16         1.30        1.21        1.34
   Return on average assets           0.90         0.94        0.90        0.95
   Return on average equity          15.64        14.99       15.61       14.89

Yields earned and rates paid:
   Average yield on loans and
      mortgage-backed securities      7.94%        7.28%       7.73%       7.38%
   Average yield on investment
   portfolio***                       6.62         5.88        6.22        5.35
   Average yield on all interest-
      earning assets***               7.90         7.20        7.66        7.27
   Average rate paid on deposits      4.79         4.13        4.63        4.18
   Average rate paid on borrowings    6.55         5.51        6.22        5.53
   Average rate paid on all interest-
       bearing liabilities            5.59         4.67        5.32        4.69
   Interest rate spread               2.31         2.53        2.34        2.58
   Effective net spread               2.48         2.72        2.52        2.75



                                      Three Months Ended     Nine Months Ended
                                          September 30,        September 30,
                                      2000           1999    2000         1999
Average balances:
  Average loans
   and mortgage-backed securities  $3,908,839 $3,270,359  $3,740,957 $3,282,975
  Average investments ****            148,535    217,901     163,052    194,247
  Average interest-
   earning assets ****              4,057,374   3,488,260  3,904,009  3,477,222
  Average deposits                  2,146,262   2,030,290  2,121,575  2,082,816
  Average borrowings                1,787,548   1,312,683  1,652,719  1,264,398
  Average interest-bearing
    liabilities                     3,933,810   3,342,973  3,774,294  3,347,214
  Excess of interest-earning
   assets over interest-bearing
   liabilities                     $  123,564   $ 145,287  $ 129,715  $ 130,008


**    Ratios are based on earnings before extraordinary items.
***   Excludes FHLB stock dividends and other miscellaneous items.
****  Excludes FHLB stock.
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